Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement (this “Amendment”) is entered into as of July 17, 2025, by and among DULUTH HOLDINGS INC., a Wisconsin corporation (“Duluth Trading”) (together with each other Person that executes a joinder agreement and becomes a Borrower under the Amended Credit Agreement (as defined below), each a “Borrower” and collectively, the “Borrowers”), each Guarantor from time to time party hereto (each a “Guarantor” and collectively, the “Guarantors”) (together with the Borrowers, the “Loan Parties” and each a “Loan Party”), the Lenders (as defined below) party hereto, and BMO BANK N.A., as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”).

RECITALS

A. The Loan Parties, the lenders from time to time party thereto (each, a “Lender” and collectively, the “Lenders”) and the Administrative Agent are party to that certain Credit Agreement dated as of April 28, 2025 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Amended Credit Agreement.

B. The Borrower Agent has requested, among other things, that the Administrative Agent and the Lenders make certain amendments to the Existing Credit Agreement, and the Administrative Agent and the Lenders have agreed to do so, in each case subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Existing Credit Agreement. Upon the Effective Date, Section 2.19(b) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“So long as a Sweep to Loan Arrangement is in effect, and subject to the terms and conditions thereof, Revolving Credit Loans may be advanced and prepaid hereunder notwithstanding any notice, minimum amount, or funding and payment location requirements hereunder for any Revolving Credit Borrowing or for any prepayment of any Revolving Credit Loans. The making of any such Revolving Credit Loans shall otherwise be subject to the other terms and conditions of this Agreement. All other Revolving Credit Loans shall be (x) made upon notice given in accordance with Section 2.02 and (y) prepaid in accordance with Section 2.06.  All Revolving Credit Loans advanced or prepaid pursuant to such Sweep to Loan Arrangement shall be Base Rate Revolving Credit Loans.”

2. Representations and Warranties of the Loan Parties. Each of the Loan Parties represents and warrants that:

(a) the execution, delivery and performance by the Loan Parties of this Amendment has been duly authorized by all necessary corporate or company action and each of the Amended Credit Agreement and this Amendment, upon execution and delivery of this Amendment by the Loan Parties and the occurrence of the Effective Date, will be a legal, valid and binding obligation of the Loan Parties enforceable against each Loan Party in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and the availability of equitable remedies;

(b) all representations and warranties contained in the Amended Credit Agreement and the other Loan Documents are true and correct in all material respects (or in all respects if qualified by materiality) with the same effect as though such representations and warranties had been made on and as of the date hereof (except to the extent that such representations and warranties expressly relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or in all respects if qualified by materiality) on and as of such earlier date); and

(c) no Default or Event of Default has occurred and is continuing or would result from the execution and delivery of this Amendment and the consummation of the transactions contemplated hereby.

3. Amendment Effective Date. This Amendment shall become effective on the date upon which each of the following conditions is satisfied (the “Effective Date”):

(a) the Administrative Agent shall have received a copy of this Amendment duly executed and delivered by the Loan Parties, each Lender and the Administrative Agent;

(b) the Administrative Agent shall have received evidence of payment by the Borrowers of all accrued and unpaid fees, costs and expenses (including but not limited to reasonable and documented attorneys’ fees and disbursements) incurred in connection with the Amended Credit Agreement and this Amendment, and billed prior to or on the Effective Date; and

(c) all representations and warranties set forth in Section 2 above are true and correct in all material respects.

4. Reference to and Effect Upon the Existing Credit Agreement.

(a) In connection with the execution and delivery of this Amendment and the other Loan Documents delivered herewith, each Loan Party, as borrower, debtor, grantor, mortgagor, pledgor, guarantor, assignor, obligor or in other similar capacities, as applicable, in which such Loan Party grants Liens or security interests in its properties or otherwise acts as an accommodation party, guarantor, obligor or indemnitor or in such other similar capacities, as the case may be, in any case under the Loan Documents, hereby (a) ratifies, reaffirms, confirms and continues all of its payment and performance and other obligations, including obligations to indemnify, guarantee, act as a surety, or as principal obligor, in each case contingent or otherwise, and as modified hereby, under each of such Loan Documents to which it is a party, (b) ratifies, reaffirms, confirms and continues its grant of Liens on, or security interests in, and assignments of its properties pursuant to such Loan Documents to which it is a party as security for the Obligations and (c) confirms and agrees that such Liens and security interests secure all of the Obligations.  Each Loan Party hereby consents to the terms and conditions of the Amended Credit Agreement.  Each Loan Party acknowledges that any and all obligations of such Loan Party under any one or more such Loan Documents to which it is a party is hereby ratified and confirmed and that there exists no offset, counterclaim, deduction or defense to any obligations described in this Section 4(a).

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Existing Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Existing Credit

Agreement or any Loan Document.  Upon the effectiveness of this Amendment, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Amended Credit Agreement and each reference to the Existing Credit Agreement in any Loan Document shall hereafter be construed as a reference to the Amended Credit Agreement.  This Amendment is a Loan Document.

5. No Novation.Neither the execution, delivery and acceptance of this Amendment nor any of the terms, covenants or other provisions set forth herein are intended, nor shall they be deemed or construed, to effect a novation of the Existing Credit Agreement or any Liens or Obligations under the Existing Credit Agreement or any other Loan Document, or to pay, extinguish, release, satisfy or discharge (a) the Obligations under the Existing Credit Agreement, (b) the liability of any Loan Party under the Existing Credit Agreement or the other Loan Documents or any Obligations or other obligations evidenced thereby or (c) any mortgages, deeds of trust, liens, security interests or contractual or legal rights securing all or any party of such Obligations.

6. Costs and Expenses.Each Borrower hereby affirms its obligation under Section 11.04(a) of the Amended Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable and documented attorneys’ fees and disbursements incurred by Administrative Agent, on its behalf or on behalf of Lenders.

7. Release.  Each Loan Party hereby voluntarily and knowingly forever releases, discharges, waives and relinquishes any and all claims, demands, causes of action of every kind and nature whatsoever, whether in law, in equity or before an administrative agency, whether known or unknown, direct or indirect, fixed or contingent, whether heretofore asserted or not, and whether arising based on a tort or breach of contractual or other duty, arising under or in connection with this Amendment, the Amended Credit Agreement, any other Loan Document or the transactions contemplated thereby based on the acts or omissions of the Administrative Agent, any Lender and their past and present officers, directors, managers, employees, partners, agents, shareholders, members, trustees, predecessors, successors, and assigns (the “Released Parties”) existing on or before the date hereof, that the Loan Parties ever had, have or may have against the Released Parties.

8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

9. Jurisdiction. The provisions of Section 11.14 of the Amended Credit Agreement are incorporated herein by reference, mutatis mutandis.

10. Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

11. Counterparts.  This Amendment, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures.  Each of the Loan Parties, the Administrative Agent and each Lender agrees that any Electronic Signature of such Person on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered.  Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication.  For the avoidance of doubt, the authorization under this Section 11 may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each Lender may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document.  All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record.  Notwithstanding anything contained herein to the contrary, neither the Administrative Agent nor any Lender is under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent, the Letter of Credit Issuer and/or the Swing Line Lender has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party and/or any Lender without further verification and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by such manually executed counterpart.